SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                          FORM 8-K



                      CURRENT REPORT
           Pursuant to section 13 of 15(d) of the Securities
                    Exchange Act of 1934


          Date of Report (Date of earliest event reported):
                       July 6, 1999



                   Network Six, Inc.
   (Exact name of registrant as specified in its charter)

               Commission File No. 0-21038

    Rhode Island                         05-036-6090
(State or other jurisdiction of       (I.R.S. Employer
                                      Identification No.)
  incorporation or organization)


         475 Kilvert Street, Warwick, Rhode Island  02886
  (Address of principal executive offices, including zip code)

                      (401) 732-9000
      (Registrant's telephone number, including area code)

Item 5. Other Events

           The July 6, 1999 Press Release of the Registrant attached hereto as EXHIBIT 99 is incorporated herein by reference.

Item 7 (c)    Exhibits

99   Press Release, dated July 6,1999, of Network Six, Inc.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Network Six, Inc.
                            -----------------------
                               (Registrant)

Date:  July 6, 1999         By: /s/ Dorothy M. Cipolla
                                     Dorothy M. Cipolla
                                     Chief Financial Officer
Network Six, Inc.
Current Report on Form 8-K
Dated July 6, 1999

Exhibit Index

Exhibit
   No.                                        Exhibits

99 Press Release dated July 6, 1999
                                             EXHIBIT 99
MAINE EXTENDS NETWORK SIX'S CHILD WELFARE
SUPPORT CONTRACT

Contact:
Kenneth C. Kirsch, President and CEO
Or
Dorothy M. Cipolla, CFO and Treasurer
July 6, 1999


Warwick, RI: Network Six, Inc. (NASDAQ:NWSS) announced today that the State of Maine has extended Network Six's support contract for Maine's MACWIS child welfare system for another year, commencing July 1, 1999. The value of the contract is approximately $2.6 million.

In early 1997, Network Six began development of the MACWIS system for Maine. Now deployed statewide, MACWIS automates many of the functions that were performed manually by caseworkers. The system is a client server system utilizing an Oracle database and PowerBuilder as the development tool. In 1998,Maine selected Network Six to support the system for a one-year period. That support contract allowed Maine to extend the contract for up to two additional years, one year at a time, at their option. Network Six will not only support the system for an additional year but intends to enhance it in a number of meaningful ways.

Kenneth C. Kirsch, President and CEO of Network Six, commented, "Maine is an important customer and we are very pleased to continue to support their information technology requirements in this area. We believe that Maine's child welfare system is very highly regarded nationally. Although many states have already implemented child welfare systems, we continue to see opportunities to implement some of the exciting things we are doing in Maine elsewhere."
                    **************************************
Network Six is a full service systems integrator, providing information technology solutions that enable its customers to become more effective and efficient. Network Six's services include strategic planning, management consulting, network design, network and application implementation, training, outsourcing, maintenance and support. Network Six's stock is traded on the NASDAQ SmallCap Market under the symbol NWSS. Its website is http://www.networksix.com.

The words "believe", "expect", "intend", "anticipate" and "project" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. This report contains forward-looking statements reflecting the Company's expectations or beliefs concerning future events that could materially affect Company performance in the future. All forward-looking statements are subject to the risks and uncertainties inherent with predictions and forecasts. Please refer to the Company's 10Q for March 31, 1999 or the 10K for December 31, 1998 for more discussion and information.